UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
____________________
FORM 8-K
____________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 14, 2015
____________________
Stonegate Mortgage Corporation
(Exact name of registrant as specified in its charter)
____________________

Ohio (State or other jurisdiction of incorporation)	001-36116 (Commission File Number)	34-1194858 (IRS Employer Identification No.)

9190 Priority Way West Drive, Suite 300 Indianapolis, Indiana 46240 (Address of principal executive offices)

Registrant's telephone number, including area code: (317) 663-5100

Not applicable. (Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Stonegate Mortgage Corporation (the "Company") is filing this Current Report on Form 8-K to recast its historical segment information, originally contained in the financial statements and elsewhere in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the "Annual Report on Form 10-K"), filed with the U.S. Securities and Exchange Commission ("SEC") on March 14, 2014, to correspond with its current presentation.

Since the date of the Company’s initial public offering (the "IPO"), the Company has continued its development of internal management reporting. Such development has resulted in changes in the information that is provided to the Company’s chief operating decision maker. Accordingly, during the quarter ended September 30, 2014, management re-evaluated this information in relation to its definition of its operating segments.

As a result of this new information provided to the chief operating decision maker, management has concluded that its Mortgage Banking operations should be disclosed as three segments: Originations, Servicing and Financing. The Originations segment primarily originates and sells residential mortgage loans, which conform to the underwriting guidelines of the GSEs and government agencies and non-agency whole loan investors. The Servicing segment includes loan administration, collection and default activities, including the collection and remittance of loan payments, responding to customer inquiries, collection of principal and interest payments, holding custodial funds for the payment of property taxes and insurance premiums, counseling delinquent mortgagors, modifying loans and supervising foreclosures on the Company’s property dispositions. The Financing segment includes warehouse-lending activities to correspondent customers by the Company’s NattyMac subsidiary, which commenced operations in July 2013. All prior period information contained in the Annual Report on Form 10-K has been recast to reflect the breakout of the Mortgage Banking segment into the Originations, Servicing and Financing segments.

Attached as Exhibit 99.1 of this Current Report on Form 8-K, and incorporated by reference herein, are the following portions of the Annual Report on Form 10-K that have been recast to reflect the realignment of the Company's segments: Item 1 (Business), Item 7 (Management's Discussion and Analysis of Financial Condition and Results of Operations) and Item 8 (Financial Statements and Supplementary Data).

This Current Report on Form 8-K is being filed only for the purposes described above. All other information in the Annual Report on Form 10-K remains unchanged. In order to preserve the nature and character of the disclosures set forth in the Annual Report on Form 10-K, the information contained in Exhibit 99.1 of this Current Report on Form 8-K has been updated for the change to the Company's reportable segments and has not been updated for any other changes since the filing of the Annual Report on Form 10-K. The information in this Current Report on Form 10-K, including Exhibit 99.1, should be read in conjunction with the Annual Report on Form 10-K and any documents filed by the Company with the SEC subsequent to the filing of the Annual Report on Form 10-K.

Forward-Looking Statements

Various statements made in this report (including exhibits), including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenues, income and capital spending. Our forward- looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “intend,” “anticipate,” “potential,” “plan,” “goal” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this report speak only as of the date of this report; we disclaim any obligation to update these statements unless required by law, and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These and other important factors, including those discussed under “Item 1A. Risk Factors” in the Annual Report Form 10-K may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. These risks, contingencies and uncertainties include, but are not limited to, the following:

•	our ability to compete successfully in the highly competitive mortgage loan servicing and mortgage loan origination industries;

•	experiencing financial difficulties like some originators and mortgage servicers have experienced;

•	adverse changes in the residential mortgage market;

•	our ability to obtain sufficient capital to meet our operating requirements;

•	our ability to grow our loan origination volume;

•	the geographic concentration of our servicing portfolio may result in a higher rate of delinquencies and/or defaults;

•	our mortgage financing business is subject to risks, including the risk of default and competitive risks;

•	our estimates may prove to be imprecise and result in significant changes in financial performance, including valuation;

•
the impact on our business of federal, state and local laws and regulations concerning loan servicing, loan origination, loan modification or the licensing of individuals and entities that engage in these activities;

•	changes in existing U.S. government-sponsored mortgage programs;

•
changes in laws and regulations affecting the relationship between Fannie Mae and Freddie Mac and the U.S. federal government, along with the conservatorship of Fannie Mae and Freddie Mac and related efforts;

•	substantial compliance costs arising from state licensing and operational requirements;

•	loss of our licenses or failure to obtain licenses in new markets;

•	our ability to originate and/or acquire mortgage servicing rights;

•	our ability to recover our significant investments in personnel and our technology platform;

•	the implementation of our proprietary loan due diligence, scoring and decision platform on schedule, which is still in the process of being refined and implemented;

•	the accuracy and completeness of information we receive about borrowers and counterparties;

•	increases in delinquencies and defaults may adversely affect our business, financial condition and results of operations;

•	our ability to recapture mortgage loans from borrowers who refinance;

•	changes in prevailing interest rates and any corresponding effects on origination volumes or the value of our assets;

•	our rapid growth may be difficult to sustain and manage and may place significant demands on our administrative, operational and financial resources;

•	our ability to identify and complete acquisitions of retail mortgage originators and other businesses;

•	our ability to realize all of the anticipated benefits of our acquisitions;

•	the change of control rules under Section 382 of the Code may limit our ability to use net operating loss carryforwards to reduce future taxable income;

•	failure to establish and maintain an effective system of internal controls;

•	errors in our financial models or changes in assumptions;

•	our ability to adapt to and implement technological changes;

•	the impact of the ongoing implementation of the Dodd-Frank Act on our business activities and practices, costs of operations and overall results of operations;

•	state or federal governmental examinations, legal proceedings or enforcement actions and related costs;

•	increased costs and related losses if a borrower challenges the validity of a foreclosure action, if a court overturns a foreclosure or if a foreclosure subjects us to environmental liabilities;

•	the impact of the termination of our servicing rights by counterparties;

•	federal and state legislative and Agency initiatives in mortgage-backed securities and securitization;

•
we may be required to indemnify purchasers of the loans we originate or of the MBS backed by such loans or repurchase the related loans, if the loans fail to meet certain criteria or characteristics or under other circumstances;

•	our inability to negotiate our fees with Fannie Mae, Freddie Mac, Ginnie Mae or other investors for the purchase of our loans;

•	delays in our ability to collect or be reimbursed for servicing advances;

•	our ability to successfully mitigate our risks through hedging strategies;

•	our ability to obtain servicer ratings in a timely manner, or at all;

•	failure of our internal security measures or breach of our privacy protections;

•	losses due to fraudulent and negligent acts on the part of loan applicants, brokers, other vendors, existing customers, our employees and other third parties;

•	failure of our vendors to comply with servicing criteria;

•	the loss of the services of one or more of the members of our executive management team;

•	failure to attract and retain a highly skilled work force;

•	an active trading market for our stock may never develop or be sustained;

•	future sales of our common stock or other securities convertible into our common stock could cause the market value of our common stock to decline and could result in dilution; and

•
future offerings of debt securities or preferred stock and future offerings of equity securities that may be senior to our common stock for the purposes of dividend and liquidating distributions, may adversely affect the market price of our common stock.

Item 9.01 Financial Statements and Exhibits

(a) - (c) Not applicable.

(d) Exhibits:

23.1        Consent of Richey, May & Co. LLP

23.2        Consent of KPMG LLP

99.1
Items from Annual Report on Form 10-K for the fiscal year ended December 31, 2013, updated to reflect recast segment information: "Part I - Item 1 - Business"; "Part II - Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operation"; and "Part II - Item 8 - Financial Statements."

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	SBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STONEGATE MORTGAGE CORPORATION
(Registrant)

Date: January 14, 2015	By:	/S/ Robert B. Eastep
Robert B. Eastep
Chief Financial Officer
(Principal Financial Officer and Duly Authorized Officer)